UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report: June 1, 2006
                     (Date of earliest event reported)

                             FNB CORPORATION
          (Exact name of registrant as specified in its charter)

   Virginia
(State or other
jurisdiction of              000-24141                 54-1791618
incorporation or            (Commission             (I.R.S. Employer
organization)                File Number)            Identification No.)

                             105 Arbor Drive
                      Christiansburg, Virginia 24073
       (Address of principal executive offices, including zip code)

                              540-382-4951
           (Registrant's telephone number, including area code)

                                  n/a
     (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 9.01.  Financial Statements and Exhibits.

Attached are the following forms of award agreements under the FNB Corporation 2006 Incentive Stock Plan, which was approved by shareholders and became effective as of May 9, 2006:

     Exhibits


       (10)R     Form of Non-Qualified Stock Option Agreement for Employee
       (10)S Form of Non-Qualified Stock Option Agreement for Non-Employee Director
       (10)T     Form of Stock Appreciation Right Agreement for Employee
       (10)U     Form of Stock Appreciation Right Agreement for Non-
                 Employee Director
       (10)V     Form of Restricted Stock Agreement for Employee
       (10)W     Form of Restricted Stock Agreement for Non-Employee Director
       (10)X     Form of Restricted Stock Unit Agreement for Employee
       (10)Y     Form of Restricted Stock Unit Agreement for Non-Employee
                 Director
       (10)Z     Form of Incentive Stock Option Agreement for Employee
       (10)AA    Form of Stock Payment Award Agreement for Non-Employee
                 Director
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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FNB CORPORATION
                                               (Registrant)

                                             /s/ William P. Heath, Jr.
                                             William P. Heath, Jr.
                                             President and Chief Executive
                                             Officer


Date:  May 30, 2006
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                                EXHIBIT INDEX


       (10)O FNB Corporation 2006 Incentive Stock Plan, effective as of May 9, 2006, incorporated by reference to Appendix A to Proxy Statement filed March 31, 2006
       (10)R     Form of Non-Qualified Stock Option Agreement for Employee
       (10)S Form of Non-Qualified Stock Option Agreement for Non-Employee Director
       (10)T     Form of Stock Appreciation Right Agreement for Employee
       (10)U     Form of Stock Appreciation Right Agreement for Non-
                 Employee Director
       (10)V     Form of Restricted Stock Agreement for Employee
       (10)W     Form of Restricted Stock Agreement for Non-Employee Director
       (10)X     Form of Restricted Stock Unit Agreement for Employee
       (10)Y     Form of Restricted Stock Unit Agreement for Non-Employee
                 Director
       (10)Z     Form of Incentive Stock Option Agreement for Employee
       (10)AA    Form of Stock Payment Award Agreement for Non-Employee
                 Director
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